                                                                    EXHIBIT 10.1

                        FIRST AMENDMENT AND EXTENSION OF
                       364-DAY REVOLVING CREDIT AGREEMENT
                       ----------------------------------

     THIS AMENDMENT AND EXTENSION OF 364-DAY REVOLVING CREDIT AGREEMENT (this "Amendment and Extension") is effective as of the Effective Date (as defined herein), among ONEOK, INC., an Oklahoma corporation (the "Company"), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the "Administrative Agent") and as a Lender, Letter of Credit Issuing Lender and Swing Line Lender, and the Lenders.

                                    RECITALS
                                    --------

     WHEREAS, the Company, the Administrative Agent and certain financial institutions (including the Administrative Agent, the "Lenders") are parties to that certain $850,000,000 364-Day Revolving Credit Agreement dated as of June 28, 2001 (the "Credit Agreement");

     WHEREAS, the Maturity Date (as therein defined) of the Credit Agreement is June 27, 2002;

     WHEREAS, the undersigned Lenders desire to make certain amendments to the Credit Agreement and extend the Maturity Date of the Credit Agreement;

     NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

     Paragraph 1.  Definitions. Unless otherwise defined in this Amendment and
                   -----------
Extension, capitalized terms used herein shall have the meaning set forth in the Credit Agreement.

     Paragraph 2.  Amendment of certain definitions in the Credit Agreement.
                   --------------------------------------------------------

          (a) Effective as of the Effective Date, the definition of "Applicable Amount" contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Applicable Amount" means, for any day, with respect to outstanding
           -----------------
     Loans of the Types referred to below, and the facility fees, utilization fees and letter of credit fees referred to below, as the case may be, the per annum amount set forth below under the caption "Facility Fee", "Applicable Margin for Offshore Rate Loans", "Utilization Fee" or "Letter of Credit Fee", as the case may be, based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt (hereinafter defined):

===========================================================================================================================
        Pricing Level                                 Applicable Amount (in basis points per annum)
===========================================================================================================================
          Rating of                                   Applicable Margin for
          Index Debt              Facility Fee         Offshore Rate Loans          Utilization Fee      Letter of Credit
                                                                                                               Fee
===========================================================================================================================
A+ or higher by S&P and A1 or         7.5 bps                 22.5 bps                  10.0 bps              22.5 bps
      higher by Moody's
---------------------------------------------------------------------------------------------------------------------------
  A by S&P and A2 by Moody's          8.0 bps                 27.0 bps                  10.0 bps              27.0 bps
---------------------------------------------------------------------------------------------------------------------------
 A- by S&P and A3 by Moody's          9.5 bps                 40.5 bps                  10.0 bps              40.5 bps
---------------------------------------------------------------------------------------------------------------------------
   BBB+ by S&P and Baa1 by           11.0 bps                 64.0 bps                  12.5 bps              64.0 bps
           Moody's
---------------------------------------------------------------------------------------------------------------------------
BBB by S&P and Baa2 by Moody's       13.5 bps                 74.0 bps                  12.5 bps              74.0 bps
---------------------------------------------------------------------------------------------------------------------------
   BBB- by S&P and Baa3 by           17.5 bps                 82.5 bps                  25.0 bps              82.5 bps
           Moody's
---------------------------------------------------------------------------------------------------------------------------
  Lower than BBB- by S&P and         25.0 bps                125.0 bps                  25.0 bps             125.0 bps
  Baa3 by Moody's or unrated
===========================================================================================================================

               For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in the lowest of the categories above; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different categories which are one level apart, the Applicable Amount shall be based on the lower of the two ratings, and if the ratings shall fall within different categories which are more than one level apart, the Applicable Amount shall be based on the level that is one level higher than the lower of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. "Index Debt" means senior, unsecured, long-term indebtedness
                   ----------
          for borrowed money of the Company that is not guaranteed by any other Person or subject to any other credit enhancement. Each change in the Applicable Amount shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Amount shall be determined by reference to the rating most recently in effect prior to such change or cessation.

               (b) Effective as of the Effective Date, the definition of "Material Adverse Effect" contained in Section 1.1 of the Credit
           -----------------------
          Agreement is hereby amended in its entirety to read as follows:

          "Material Adverse Effect" means (i) a material adverse effect upon the
           -----------------------
     business, operations, properties, assets, business prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole; provided however, a downgrade by S&P and/or Moody's of their respective rating of the Company's Index Debt shall not, in and of itself, be deemed to be a Material Adverse Effect, but for purposes of clarity in interpreting the foregoing, it is agreed that the event, change, circumstance or condition that causes such downgrade (or an announcement of a potential downgrade or a review for possible ratings change) of the Company's Index Debt rating, and the effect or change caused by such downgrade (or an announcement of a potential downgrade or a review for possible ratings change) of the Company's Index Debt rating, will be considered in whether there has been a Material Adverse Effect; provided further the fact that the Company is unable to issue Indebtedness in the commercial paper market due to market conditions generally affecting the commercial paper market shall not, in and of itself, be deemed to be a Material Adverse Effect; or (ii) a material impairment of the ability of the Company to perform the Obligations or of the Lenders to enforce the Obligations.

     Paragraph 3.  Amendment to Section 2.14 of the Credit Agreement. Effective
                   -------------------------------------------------
as of the Effective Date, Section 2.14 of the Credit Agreement is hereby amended in its entirety to read as follows:

          2.14 Use of Proceeds of Loans. The Company may use the proceeds of
               ------------------------
     Loans to provide liquidity for commercial paper, for working capital, capital expenditures, acquisitions, mergers, and other general corporate purposes not in contravention of any Requirement of Law or of any Loan Document; provided however, (i) no portion of the proceeds of any Loan
               ----------------
     shall be used in connection with the acquisition of a voting interest of five percent or more in any Person if such acquisition is opposed by the board of directors or management of such Person, (ii) no portion of the proceeds of any Loan shall be used in connection with the purchase, redemption, retirement or other acquisition, either directly or indirectly, of any shares of capital stock of the Company of any class, and (iii) no portion of the proceeds of any Loan shall be used to repay, reduce, exercise any call or re-purchase or purchase option with respect to any Indebtedness of the Company or of any Subsidiary of the Company or be used to deposit or place any amounts with a trustee or any other Person for the purpose of covenant defeasance, cancellation, or to in any way, release the Company or any Subsidiary of the Company from any obligations under any indenture, note agreement, purchase agreement or other agreement pursuant to which Indebtedness is incurred. Solely for the purposes of this Section
                                                                        -------
     2.14, the term "Indebtedness" shall not include commercial paper issued by
     ----
     the Company the proceeds of which were not used in a manner that would be a prohibited use of the proceeds of Loans pursuant to subsections (ii) or
     (iii) this Section 2.14.
                ------------

     Paragraph 4. Extension.  Effective as of the Effective Date, the definition
                  ---------
of "Maturity Date" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

          "Maturity Date" shall mean the earlier of (i) September 30, 2002; (ii)
           -------------
     the date that the Company purchases any common or preferred shares of the Company owned by Western Resources, Inc., Westar Industries, Inc., and/or an affiliate of Western Resources, Inc. or Westar Industries, Inc.; and
     (iii) in the event the Company or any Subsidiary of the Company enters into a loan agreement or credit agreement providing for extensions of credit to the Company or any Subsidiary, the effective date of such agreement; unless the Commitments are sooner terminated pursuant to Section 8.2 or any other
                                                       -----------
     provision of this Credit Agreement; provided however, in the case that
                                         ----------------
     regulatory approvals are required for the Company to purchase the shares referred to in paragraph
                    ---------

     (ii) of this definition, in the event that all Lenders subsequently agree
      --
     in writing, the Maturity Date may be extended to November 29, 2002, provided however, nothing in this Agreement shall obligate any Lenders to agree to such extension.

     Paragraph 5.  Effective Date. This Amendment and Extension shall be
                   --------------
effective on June 27, 2002 (the "Effective Date") if the Administrative Agent shall have received counterparts of this Amendment and Extension, executed by the Company and the Lenders, and the following, each in form and substance satisfactory to the Administrative Agent:

          (a) a certificate of the Secretary or an Assistant Secretary of the Company certifying as to board resolutions authorizing the transactions contemplated hereby;

          (b) a certificate of a Responsible Officer of the Company certifying that the representations and warranties contained in Paragraph 7 of this Amendment and Extension are true and correct as of the Effective Date;

          (c) an incumbency certificate establishing the identity and verifying the authority and capacity of the officer executing this Amendment and Extension;

          (d) a good standing certificate of the Company from the Secretary of State of Oklahoma as of a recent date;

          (e) a legal opinion of Gable & Gotwals;

          (f) a legal opinion of Locke Liddell & Sapp LLP; and

          (g) payment of the amendment and extension fee as separately agreed upon in writing in the amounts so specified, and payment of expenses pursuant to Paragraph 8, to the extent invoiced to date.

     Paragraph 6.  Acknowledgment and Ratification. As a material inducement to
                   -------------------------------
the Lenders to execute and deliver this Amendment and Extension, the Company acknowledges and agrees that the execution, delivery, and performance of this Amendment and Extension shall in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Company under the Credit Agreement, which Credit Agreement shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed.

     Paragraph 7.  Representations and Warranties. As a material inducement to
                   ------------------------------
the Lenders to execute and deliver this Amendment and Extension, the Company represents and warrants to the Lenders that as of the date of execution of this Amendment and Extension and as of the Effective Date:

          (a) (i) all representations and warranties in the Credit Agreement are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (ii) no Default or Event of Default exists;

          (b) the execution, delivery and performance by the Company of the Amendment and Extension have been duly authorized by all necessary corporate action, and do not and will not contravene the terms of any of the Company's organizational documents or any Requirement of Law or any indenture or loan or credit agreement or any other material agreement or instrument to which the Company is a party or by which it is bound or to which it or its properties are subject;

          (c) no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other person are necessary for the execution, delivery or performance by the Company of this Amendment and Extension or for the validity or enforceability thereof, other than routine informational filings with the SEC and/or other Governmental Authorities; and

          (d) this Amendment and Extension constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability, and by judicial discretion regarding the enforcement of or any applicable laws affecting remedies (whether considered in a court of law or a proceeding in equity).

     Paragraph 8.  Expenses. The Company shall pay all costs, fees, and expenses
                   --------
paid or incurred by the Administrative Agent incident to this Amendment and Extension, including, without limitation, the fees and expenses of the Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and Extension and any related documents

     Paragraph 9.  Miscellaneous. Unless stated otherwise, (a) the singular
                   -------------
number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) if any part of this Amendment and Extension is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (d) this Amendment and Extension may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

     Paragraph 10.  Governing Law. This Amendment and Extension shall be
                    -------------
governed by the laws of the State of Texas and applicable laws of the United States.

     Paragraph 11.  Parties. This Amendment and Extension binds and inures to
                    -------
the benefit of the Company, the Administrative Agent and the Lenders, and their respective successors and assigns.

     Paragraph 12.  Further Assurances. The parties hereto each agree to execute
                    ------------------
from time to time such further documents as may be necessary to implement the terms of this Amendment and Extension.

     Paragraph 13.  ENTIRE AGREEMENT. THIS AMENDMENT AND EXTENSION REPRESENTS
                    ----------------
THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND EXTENSION AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS SUBJECT MATTER.

     The parties hereto have executed this Amendment and Extension in multiple counterparts to be effective as of the Effective Date.

                     Remainder of Page Intentionally Blank.
                           Signature Pages to Follow.

     IN WITNESS WHEREOF, the parties have caused this Amendment and Extension to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        ONEOK, INC.


                                        By:      /s/ Jim Kneale
                                           -------------------------------------
                                        Name:    Jim Kneale
                                             -----------------------------------
                                        Title:   Senior Vice President,
                                              ----------------------------------
                                                 Treasurer and Chief Financial
                                              ----------------------------------
                                                 Officer (Principal Financial
                                              ----------------------------------
                                                 Officer)
                                              ----------------------------------




                                Signature Page to
      Amendment and Extension of Oneok 364-Day Revolving Credit Agreement

                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent, and as a Lender, Issuing Lender and Swing Line Lender


                                       By: /s/
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------






                                Signature Page to
      Amendment and Extension of Oneok 364-Day Revolving Credit Agreement

                                       BANK ONE, NA, as a Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT

                                       FIRST UNION NATIONAL BANK, as a
                                       Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT

                                       ABN AMRO BANK N.V., as a Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT

                                       FLEET NATIONAL BANK, as a Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT

                                       THE ROYAL BANK OF SCOTLAND PLC,
                                       as a Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT

                                       SUNTRUST BANK, as a Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT

                                       WESTDEUTSCHE LANDESBANK
                                       GIROZENTRALE, NEW YORK BRANCH,
                                       as a Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT

                                       BANK OF OKLAHOMA, N.A., as a Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT

                                       CITIBANK, N.A., as a Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT

                                       UBS AG, STAMFORD BRANCH, as a Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT

                                       UMB BANK, n.a., as a Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT

                                       UNION BANK OF CALIFORNIA, N.A., as a
                                       Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT

                                       ARVEST BANK (formerly known as
                                       WESTAR BANK), as a Lender



                                       By:   /s/
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------




                                SIGNATURE PAGE TO
      AMENDMENT AND EXTENSION OF ONEOK 364-DAY REVOLVING CREDIT AGREEMENT